(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Semi-Annual Report
May 31, 2002


Mercury Global
Holdings, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF MAY 31, 2002


Ten Largest                      Percent of
Equity Holdings                  Net Assets

Sony Corporation                     3.9%

Microsoft Corporation                2.8

The Walt Disney Company              2.7

AOL Time Warner Inc.                 2.3

Viacom, Inc. (Class B)               2.3

Porsche AG (Preferred)               2.0

American International Group, Inc.   1.9

Koninklijke (Royal) Philips
   Electronics NV                    1.9

Koninklijke Ahold NV                 1.9

Pfizer Inc.                          1.9



Five Largest                     Percent of
Industries                       Net Assets

Media                               15.0%

Household Durables                  10.0

Semiconductor Equipment & Products   6.9

Pharmaceuticals                      6.7

Insurance                            6.3



OFFICERS AND DIRECTORS


Terrry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


Custodian
J.P. Morgan Chase Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



May 31, 2002, Mercury Global Holdings, Inc.


DEAR SHAREHOLDER


For the six-month period ended May 31, 2002, Mercury Global Holdings, Inc.'s Class I, Class A, Class B and Class C Shares had total returns of -9.60%, -9.87%, -10.00% and -10.16%, respectively.
This compared with a total return of -2.31% (in US dollars with net dividends reinvested) for the unmanaged Morgan Stanley Capital International World Index and -0.63% for the Lipper Global Funds Average for the same period.


Portfolio Matters
A primary reason for the Fund's underperformance during the six-month period ended May 31, 2002 was the lack of investment exposure to companies globally in basic industries such as chemicals, paper, steel, industrials and integrated energy. Our investment exposure to the automotive industry, including auto parts and automotive manufacturers, was also relatively modest. Additionally, large-capitalization global growth companies experienced the worst relative investment returns in decades as compared to small- and mid-capitalization companies. Furthermore, value stock-oriented portfolios experienced much better comparative investment returns in contrast to the investment returns for growth stock-oriented funds. This poor comparative investment performance has persisted for more than two years since the peak in global equity market valuations in March 2000.

During the six-month period ended May 31, 2002, the greatest amount of stock price depreciation was experienced by the Fund's holdings in the information technology and telecommunication services sectors as well as the media industry. The Fund realized its best stock price appreciation from companies in the household durables and retailing industries. These gains appear to reflect the perspective that business conditions and profits should pick up as the global economy improves as a result of the increased rates of real growth in consumption spending by US households. Our household durable goods holdings included major consumer electronics and household goods manufacturers based in Europe and Japan, which we introduced to the Fund in early December 2001. Our retail stock investments were focused on US home improvement retailers and household goods where the improved outlook for real and nominal growth rates of sales developed from a base of expectations for a US recession. The US retail environment improved because of the 30% Federal income tax rate cut that began January 1, 2002 for middle- and lower-income households and the relatively low inflation and consumer interest rate financing environment. Among the media industry holdings in the Fund, Societe Television Francaise 1, Clear Channel Communications, Inc., The Interpublic Group of Companies, Inc., Viacom, Inc. and The Walt Disney Company experienced good absolute stock price appreciation during the period ended May 31, 2002 as the business outlook for advertising and entertainment started to improve, particularly in recent months.



May 31, 2002, Mercury Global Holdings, Inc.


We began to increase the Fund's weighting in the information technology sector in late January 2002 after US Government business reports for the fourth quarter of 2001 revealed a meaningful uptrend in durable goods orders for computing and related electronics products. We focused the Fund's equity investments on the major technology companies in the computer and related software sectors. The increases in technology equipment orders spread to manufacturers of semiconductor equipment in the early months of 2002. The managements of major high-tech companies, such as Texas Instruments Incorporated, Cisco Systems, Inc., Dell Computer Corporation, Applied Materials, Inc. and KLA-Tencor Corporation, indicated that their business outlook has stabilized and appears to be improving lately. Consequently, we continued to maintain our investment positions in the information technology sector. However, in the latter portion of the six-month period ended May 31, 2002, these equity investments delivered a negative impact on the Fund's investment results.


Market Outlook
During the fourth quarter of 2001, US corporate profits, as measured on a national income accounts basis, rose to a record high level. This rise in profits may reflect the substantial increase in productivity reported for the fourth quarter of 2001. We believe that Federal fiscal stimulus to the US economy from rising government spending as well as the meaningful household income tax reduction will help real economic growth to remain positive in 2002. Also, in our opinion, the Federal Reserve Board is likely to take an accommodative approach as long as the manufacturing sector of the US economy is struggling to recover and improve employment prospects. The US consumer confidence level and leading economic indicators appear to be rising. US corporate productivity is as strong as it has been in almost 20 years, which could reflect rising returns on invested capital. From our perspective, US fiscal and monetary policy makers are continuing to create a favorable environment for the growth of real final demand, which, we believe, could have a positive pull-through effect on production, employment and profitability for many large corporations from Europe to Asia.



May 31, 2002, Mercury Global Holdings, Inc.


In Conclusion
We thank you for your continued investment in Mercury Global
Holdings, Inc., and we look forward to discussing our outlook and strategies in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and Portfolio Manager



June 27, 2002



May 31, 2002, Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



May 31, 2002, Mercury Global Holdings, Inc.


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS
                                                            Ten Years/
                             6-Month        12-Month     Since Inception
As of May 31, 2002         Total Return   Total Return     Total Return

Class I*++                    - 9.60%        -20.23%          +62.72%

Class A*++++                  - 9.87         -20.49           +23.60

Class B*                      -10.00         -21.07           +46.94

Class C*                      -10.16         -21.15           +16.39

MSCI World Index**            - 2.31         -12.56       +117.80/+66.76


*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I and Class B Shares and from 10/21/94 for Class A and C Shares.
**The Morgan Stanley Capital International World Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.
++Prior to April 3, 2000, Class I Shares were designated Class A
Shares.
++++Prior to April 3, 2000, Class A Shares were designated Class D
Shares.



May 31, 2002, Mercury Global Holdings, Inc.


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN


                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*++                         Charge         Charge**

One Year Ended 3/31/02                    -12.31%        -16.91%
Five Years Ended 3/31/02                  + 1.58         + 0.49
Ten Years Ended 3/31/02                   + 6.29         + 5.72

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class I Shares (formerly designated Class A Shares) were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.
++Prior to April 3, 2000, Class I Shares were designated Class A
Shares.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*++                         Charge         Charge**

One Year Ended 3/31/02                    -12.58%        -17.17%
Five Years Ended 3/31/02                  + 1.32         + 0.24
Inception (10/21/94) through 3/31/02      + 3.88         + 3.13

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000, Class A Shares were designated Class D
Shares.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 3/31/02                    -13.31%        -16.78%
Five Years Ended 3/31/02                  + 0.54         + 0.36
Ten Years Ended 3/31/02                   + 5.19         + 5.19

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 3/31/02                    -13.25%        -14.12%
Five Years Ended 3/31/02                  + 0.52         + 0.52
Inception (10/21/94) through 3/31/02      + 3.05         + 3.05

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



May 31, 2002, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                        In US Dollars
                     Shares                                                                    Percent of
Industry              Held                Investments                                  Value   Net Assets
NORTH AMERICA

Canada
Media               153,500   ++Rogers Communications, Inc. 'B'                      $  1,718,838    1.4%

                              Total Investments in Canada                               1,718,838     1.4


United States
Air Freight &         6,200   United Parcel Service, Inc. (Class B)                       374,356     0.3
Logistics

Biotechnology        22,000   ++Amgen Inc.                                              1,047,640     0.9

Commercial           19,800   First Data Corporation                                    1,568,160     1.3
Services &            8,000   Manpower Inc.                                               331,680     0.2
Supplies                                                                             ------------   -----
                                                                                        1,899,840     1.5

Communications       70,800   ++QUALCOMM Incorporated                                   2,240,112     1.8
Equipment

Computers &          83,900   ++Dell Computer Corporation                               2,252,715     1.8
Peripherals          19,000   International Business Machines Corporation               1,528,550     1.3
                    140,000   ++Sun Microsystems, Inc.                                    966,000     0.8
                                                                                     ------------   -----
                                                                                        4,747,265     3.9

Diversified          41,200   Citigroup Inc.                                            1,779,016     1.5
Financials            7,800   Fannie Mae                                                  624,078     0.5
                                                                                     ------------   -----
                                                                                        2,403,094     2.0

Electrical           11,000   Emerson Electric Co.                                        636,350     0.5
Equipment

Energy Equipment     35,000   Schlumberger Limited                                      1,807,400     1.5
& Service

Food & Drug          55,000   SYSCO Corporation                                         1,531,750     1.3
Retailing

Insurance            35,000   American International Group, Inc.                        2,343,950     1.9

Media               152,800   ++AOL Time Warner Inc.                                    2,857,360     2.3
                     38,100   ++Clear Channel Communications, Inc.                      2,028,063     1.7
                     45,000   The Interpublic Group of Companies, Inc.                  1,485,000     1.2
                     56,800   ++Viacom, Inc. (Class B)                                  2,780,928     2.3
                    146,400   The Walt Disney Company                                   3,354,024     2.7
                                                                                     ------------   -----
                                                                                       12,505,375    10.2

Multiline Retail     43,400   Family Dollar Stores, Inc.                                1,562,400     1.3
                     35,500   Target Corporation                                        1,471,475     1.2
                     33,100   Wal-Mart Stores, Inc.                                     1,790,710     1.4
                                                                                     ------------   -----
                                                                                        4,824,585     3.9

Pharmaceuticals      25,900   Johnson & Johnson                                         1,588,965     1.3
                     66,000   Pfizer Inc.                                               2,283,600     1.9
                                                                                     ------------   -----
                                                                                        3,872,565     3.2



May 31, 2002, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.
                                                                                        In US Dollars
                     Shares                                                                    Percent of
Industry              Held                Investments                                  Value   Net Assets
NORTH AMERICA (concluded)

United States (concluded)
Semiconductor        70,000   ++Applied Materials, Inc.                              $  1,552,600    1.3%
Equipment &          67,000   Intel Corporation                                         1,848,530     1.5
Products             26,900   ++KLA-Tencor Corporation                                  1,402,835     1.1
                     35,000   ++Micron Technology, Inc.                                   825,300     0.7
                                                                                     ------------   -----
                                                                                        5,629,265     4.6

Software             67,000   ++Microsoft Corporation                                   3,410,300     2.8
                    128,700   ++Oracle Corporation                                      1,016,730     0.8
                     26,100   ++Siebel Systems, Inc.                                      476,325     0.4
                                                                                     ------------   -----
                                                                                        4,903,355     4.0

Specialty Retail     32,000   ++Bed Bath & Beyond Inc.                                  1,097,280     0.9
                     39,600   The Home Depot, Inc.                                      1,650,924     1.4
                     34,700   Lowe's Companies, Inc.                                    1,636,452     1.3
                                                                                     ------------   -----
                                                                                        4,384,656     3.6

Wireless             32,300   ++Sprint Corp. (PCS Group)                                  337,212     0.3
Telecommunication
Services

                              Total Investments in the United States                   55,488,770    45.4


                              Total Investments in North America
                              (Cost--$66,555,152)                                      57,207,608    46.8


PACIFIC BASIN/ASIA

Australia
Media               100,000   The News Corporation Limited                                713,286     0.6

                              Total Investments in Australia                              713,286     0.6


Japan
Automobiles          46,000   Honda Motor Co., Ltd.                                     1,964,466     1.6

Household             9,000   Nintendo Company Ltd.                                     1,244,430     1.0
Durables             35,000   Pioneer Corporation                                         658,515     0.5
                    126,000   Sharp Corporation                                         1,631,538     1.3
                     82,000   Sony Corporation                                          4,757,262     3.9
                                                                                     ------------   -----
                                                                                        8,291,745     6.7

Office Electronics   48,000   Canon, Inc.                                               1,848,757     1.5

                              Total Investments in Japan                               12,104,968     9.8


South Korea
Semiconductor         5,500   Samsung Electronics                                       1,534,008     1.3
Equipment &
Products

                              Total Investments in South Korea                          1,534,008     1.3


                              Total Investments in the Pacific
                              Basin/Asia (Cost--$13,087,465)                           14,352,262    11.7


WESTERN EUROPE

Finland
Communications      110,000   Nokia Oyj (Series A)                                      1,572,427     1.3
Equipment

                              Total Investments in Finland                              1,572,427     1.3



May 31, 2002, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.
                                                                                        In US Dollars
                     Shares                                                                    Percent of
Industry              Held                Investments                                  Value   Net Assets
WESTERN EUROPE (continued)

France
Banks                35,000   Credit Lyonnais                                        $  1,477,409    1.2%

Diversified          45,000   France Telecom SA                                           873,244     0.7
Telecommunication
Services

Hotels,              26,000   Accor SA                                                  1,059,123     0.9
Restaurants &
Leisure

Household Durables   30,500   ++Thomson Multimedia                                        856,594     0.7

Media                41,000   Societe Television Francaise 1                            1,256,447     1.0

Personal Products     7,000   L'Oreal SA                                                  500,645     0.4

Pharmaceuticals      26,700   Sanofi-Synthelabo SA                                      1,620,230     1.3

Semiconductor        44,000   STMicroelectronics NV                                     1,212,310     1.0
Equipment &
Products

                              Total Investments in France                               8,856,002     7.2


Germany
Automobiles           4,758   Porsche AG (Preferred)                                    2,387,179     2.0

Diversified         104,000   Deutsche Telekom AG (Registered Shares)                   1,153,375     0.9
Telecommunication
Services

Industrial           23,000   Siemens AG                                                1,441,905     1.2
Conglomerates

Insurance             6,000   Allianz AG (Registered Shares)                            1,334,180     1.1

Pharmaceuticals      24,000   Aventis SA                                                1,681,740     1.4

Software             12,000   SAP AG (Systeme, Anwendungen, Produkte in der
                              Datenverarbeitung)                                        1,275,880     1.0

                              Total Investments in Germany                              9,274,259     7.6


Italy
Banks               290,000   Unicredito Italiano SpA                                   1,295,127     1.1

Insurance            53,000   Assicurazioni Generali                                    1,237,948     1.0

Media               900,000   ++Seat Pagine Gialle SpA                                    729,875     0.6

Wireless            270,000   Telecom Italia Mobile (TIM) SpA                           1,142,742     0.9
Telecommunication
Services

                              Total Investments in Italy                                4,405,692     3.6


Netherlands
Food & Drug         108,000   Koninklijke Ahold NV                                      2,315,756     1.9
Retailing

Household            75,000   Koninklijke (Royal) Philips Electronics NV                2,336,217     1.9
Durables

Insurance            30,000   Aegon NV                                                    644,667     0.5

                              Total Investments in the Netherlands                      5,296,640     4.3



May 31, 2002, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)

MERCURY GLOBAL HOLDINGS, INC.
                                                                                        In US Dollars
                     Shares                                                                    Percent of
Industry              Held                Investments                                  Value   Net Assets
WESTERN EUROPE (concluded)

Spain
Diversified         128,000   ++Telefonica SA                                        $  1,354,959    1.1%
Telecommunication
Services

Media               300,000   Telefonica Publicidad e Informacion, SA                   1,401,450     1.2

                              Total Investments in Spain                                2,756,409     2.3


Sweden
Household            45,000   Electrolux AB 'B'                                           822,475     0.7
Durables

                              Total Investments in Sweden                                 822,475     0.7


Switzerland
Banks                19,000   Credit Suisse Group                                         701,525     0.6

Insurance            22,000   Swiss Re (Registered Shares)                              2,243,107     1.8

Pharmaceuticals      24,100   Novartis AG (Registered Shares)                           1,035,186     0.8

                              Total Investments in Switzerland                          3,979,818     3.2


United Kingdom
Banks                48,600   Royal Bank of Scotland Group PLC                          1,415,119     1.2

Food Products        85,000   Unilever PLC                                                781,056     0.6

                              Total Investments in the United Kingdom                   2,196,175     1.8


                              Total Investments in Western Europe
                              (Cost--$44,794,520)                                      39,159,897    32.0



                      Face
                     Amount              Short-Term Securities
Commercial       $5,134,000   General Electric Capital Corp., 1.82%
Paper*                        due 6/03/2002                                             5,133,481     4.2

US Government     1,000,000   Federal Farm Credit Bank, 1.80%
Agency                        due 6/12/2002                                               999,450     0.8
Obligations*      6,000,000   Freddie Mac Participation Certificates,
                              1.71% due 6/18/2002                                       5,995,155     4.9

                              Total Investments in Short-Term
                              Securities (Cost--$12,128,086)                           12,128,086     9.9

                              Total Investments (Cost--$136,565,223)                  122,847,853   100.4
                              Liabilities in Excess of Other Assets                     (435,344)   (0.4)
                                                                                     ------------  ------
                              Net Assets                                             $122,412,509  100.0%
                                                                                     ============  ======

*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.



May 31, 2002, Mercury Global Holdings, Inc.


STATEMENT OF ASSETS AND LIABILITIES


As of May 31, 2002

MERCURY GLOBAL HOLDINGS, INC.
Assets:
Investments, at value (including securities loaned of
  $776,216) (identified cost--$136,565,223)                                                 $ 122,847,853
Investments held as collateral for loaned securities, at value                                    842,000
Cash                                                                                                  890
Foreign cash (identified cost--$33,603)                                                            33,481
Receivables:
  Securities sold                                                          $   1,590,361
  Dividends                                                                      265,561
  Capital shares sold                                                            121,631
  Loaned securities                                                               18,109        1,995,662
                                                                           -------------
Prepaid registration fees                                                                          43,471
                                                                                            -------------
Total assets                                                                                  125,763,357
                                                                                            -------------

Liabilities:
Collateral on securities loaned, at value                                                         842,000
Payables:
  Securities purchased                                                         2,072,726
  Capital shares redeemed                                                        230,114
  Investment adviser                                                              71,896
  Distributor                                                                      6,116        2,380,852
                                                                           -------------
Accrued expenses                                                                                  127,996
                                                                                            -------------
Total liabilities                                                                               3,350,848
                                                                                            -------------

Net Assets:
Net assets                                                                                  $ 122,412,509
                                                                                            =============

Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                             $   1,740,369
Class A Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                   121,835
Class B Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                    75,042
Class C Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                    15,541
Paid-in capital in excess of par                                                              180,744,612
Accumulated investment loss--net                                                                (103,066)
Accumulated realized capital losses on investments and
  foreign currency transactions--net                                                         (46,473,127)
Unrealized depreciation on investments and foreign currency
  transactions--net                                                                          (13,708,697)
                                                                                            -------------
Net assets                                                                                  $ 122,412,509
                                                                                            =============

Net Asset Value:
Class I--Based on net assets of $109,807,023 and 17,403,691
         shares outstanding                                                                 $        6.31
                                                                                            =============
Class A--Based on net assets of $7,569,452 and 1,218,354
         shares outstanding                                                                 $        6.21
                                                                                            =============
Class B--Based on net assets of $4,184,010 and 750,423
         shares outstanding                                                                 $        5.58
                                                                                            =============
Class C--Based on net assets of $852,024 and 155,405
         shares outstanding                                                                 $        5.48
                                                                                            =============

See Notes to Financial Statements.


May 31, 2002, Mercury Global Holdings, Inc.


STATEMENT OF OPERATIONS


For the Six Months Ended May 31, 2002

MERCURY GLOBAL HOLDINGS, INC.
Investment Income:
Dividends (net of $75,634 foreign withholding tax)                                          $     659,418
Interest                                                                                          130,143
Securities lending--net                                                                            13,814
                                                                                            -------------
Total income                                                                                      803,375
                                                                                            -------------

Expenses:
Investment advisory fees                                                   $     508,435
Transfer agent fees--Class I                                                     122,017
Accounting services                                                               54,969
Professional fees                                                                 46,476
Printing and shareholder reports                                                  33,890
Directors' fees and expenses                                                      27,205
Account maintenance and distribution fees--Class B                                26,163
Registration fees                                                                 17,855
Custodian fees                                                                    15,703
Account maintenance fees--Class A                                                 10,609
Transfer agent fees--Class A                                                       8,558
Transfer agent fees--Class B                                                       6,440
Account maintenance and distribution fees--Class C                                 5,061
Pricing fees                                                                       2,010
Transfer agent fees--Class C                                                       1,255
Other                                                                              9,884
                                                                           -------------
Total expenses                                                                                    896,530
                                                                                            -------------
Investment loss--net                                                                             (93,155)
                                                                                            -------------

Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:
Realized loss on:
  Investments--net                                                          (12,783,969)
  Foreign currency transactions--net                                            (40,177)     (12,824,146)
                                                                           -------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                             (774,999)
  Foreign currency transactions--net                                              11,012        (763,987)
                                                                           -------------    -------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net                                                         (13,588,133)
                                                                                            -------------
Net Decrease in Net Assets Resulting from Operations                                        $(13,681,288)
                                                                                            =============

See Notes to Financial Statements.


May 31, 2002, Mercury Global Holdings, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY GLOBAL HOLDINGS, INC.

                                                                             For the          For the
                                                                            Six Months          Year
                                                                              Ended            Ended
                                                                             May 31,        November 30,
Increase (Decrease)in Net Assets:                                              2002             2001
Operations:
Investment loss--net                                                       $    (93,155)    $    (83,853)
Realized loss on investments and foreign currency
  transactions--net                                                         (12,824,146)     (33,681,506)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net                           (763,987)     (17,398,222)
                                                                           -------------    -------------
Net decrease in net assets resulting from operations                        (13,681,288)     (51,163,581)
                                                                           -------------    -------------

Distributions to Shareholders:
Realized gain on investments--net:
  Class I                                                                             --     (46,828,008)
  Class A                                                                             --      (2,172,078)
  Class B                                                                             --      (2,865,126)
  Class C                                                                             --        (321,735)
In excess of realized gain on investments--net:
  Class I                                                                             --         (23,845)
  Class A                                                                             --          (1,106)
  Class B                                                                             --          (1,459)
  Class C                                                                             --            (164)
                                                                           -------------    -------------
Net decrease in net assets resulting from
  distributions to shareholders                                                       --     (52,213,521)
                                                                           -------------    -------------

Capital Share Transactions:
Net increase (decrease) net assets derived from capital
  share transactions                                                        (14,203,902)       16,957,116
                                                                           -------------    -------------

Net Assets:
Total decreasein net assets                                                 (27,885,190)     (86,419,986)
Beginning of period                                                          150,297,699      236,717,685
                                                                           -------------    -------------
End of period*                                                             $ 122,412,509    $ 150,297,699
                                                                           =============    =============

*Accumulated investment loss--net                                          $   (103,066)    $     (9,911)
                                                                           =============    =============

See Notes to Financial Statements.


May 31, 2002, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                     Class I
                                          For the Six
                                             Months
                                             Ended
Increase (Decrease) in                      May 31,           For the Year Ended November 30,
Net Asset Value:                              2002         2001          2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of
  period                                    $   6.98     $  11.55     $  17.18     $  14.73      $  15.05
                                            --------     --------     --------     --------      --------
Investment income (loss)--net++               --++++       --++++        (.06)          .06         (.02)
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net                   (.67)       (2.02)        (.90)         4.60          1.46
                                            --------     --------     --------     --------      --------
Total from investment operations               (.67)       (2.02)        (.96)         4.66          1.44
                                            --------     --------     --------     --------      --------
Less dividends and distributions:
  In excess of investment
     income--net                                  --           --        (.02)           --            --
  Realized gain on
     investments--net                             --       (2.55)       (4.65)       (2.21)        (1.76)
  In excess of realized gain on
     investments--net                             --       --++++           --           --            --
                                            --------     --------     --------     --------      --------
Total dividends and distributions                 --       (2.55)       (4.67)       (2.21)        (1.76)
                                            --------     --------     --------     --------      --------
Net asset value, end of period              $   6.31     $   6.98     $  11.55     $  17.18      $  14.73
                                            ========     ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per
  share                                   (9.60%)+++     (22.63%)     (10.08%)       36.20%        11.41%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                1.26%*        1.20%        1.06%        1.28%         1.39%
                                            ========     ========     ========     ========      ========
Expenses                                      1.26%*        1.20%        1.31%        1.38%         1.39%
                                            ========     ========     ========     ========      ========
Investment income (loss)--net                (.07%)*         .03%       (.40%)         .44%        (.11%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of period
  (in thousands)                            $109,807     $132,568     $212,549     $260,168      $254,472
                                            ========     ========     ========     ========      ========
Portfolio turnover                            83.83%      107.72%       68.45%      110.82%        35.59%
                                            ========     ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding. Prior to April 3, 2000, Class I Shares were designated Class A Shares.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


May 31, 2002, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                     Class A
                                          For the Six
                                             Months
                                             Ended
Increase (Decrease) in                      May 31,           For the Year Ended November 30,
Net Asset Value:                              2002         2001          2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of
  period                                    $   6.89     $  11.41     $  17.02     $  14.65      $  14.97
                                            --------     --------     --------     --------      --------
Investment income (loss)--net++                (.01)        (.02)        (.09)          .03         (.05)
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net                   (.67)       (1.98)        (.88)         4.55          1.46
                                            --------     --------     --------     --------      --------
Total from investment operations               (.68)       (2.00)        (.97)         4.58          1.41
                                            --------     --------     --------     --------      --------
Less distributions:
  Realized gain on
     investments--net                             --       (2.52)       (4.64)       (2.21)        (1.73)
  In excess of realized gain on
     investments--net                             --       --++++           --           --            --
                                            --------     --------     --------     --------      --------
Total distributions                               --       (2.52)       (4.64)       (2.21)        (1.73)
                                            --------     --------     --------     --------      --------
Net asset value, end of period              $   6.21     $   6.89     $  11.41     $  17.02      $  14.65
                                            ========     ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per
  share                                   (9.87%)+++     (22.73%)     (10.31%)       35.80%        11.19%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                1.51%*        1.45%        1.31%        1.53%         1.64%
                                            ========     ========     ========     ========      ========
Expenses                                      1.51%*        1.45%        1.56%        1.62%         1.64%
                                            ========     ========     ========     ========      ========
Investment income (loss)--net                (.33%)*         .24%       (.64%)         .19%        (.38%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of period
  (in thousands)                            $  7,570     $ 10,263     $  9,955     $ 10,186      $  7,882
                                            ========     ========     ========     ========      ========
Portfolio turnover                            83.83%      107.72%       68.45%      110.82%        35.59%
                                            ========     ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding. Prior to April 3, 2000, Class A Shares were designated Class D Shares.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


May 31, 2002, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                     Class B
                                          For the Six
                                             Months
                                             Ended
Increase (Decrease) in                      May 31,           For the Year Ended November 30,
Net Asset Value:                              2002         2001          2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of
  period                                    $   6.20     $  10.47     $  15.95     $  13.95      $  14.31
                                            --------     --------     --------     --------      --------
Investment loss--net++                         (.03)        (.07)        (.19)        (.07)         (.15)
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net                   (.59)       (1.81)        (.77)         4.28          1.39
                                            --------     --------     --------     --------      --------
Total from investment operations               (.62)       (1.88)        (.96)         4.21          1.24
                                            --------     --------     --------     --------      --------
Less distributions:
  Realized gain on
     investments--net                             --       (2.39)       (4.52)       (2.21)        (1.60)
  In excess of realized gain on
     investments--net                             --       --++++           --           --            --
                                            --------     --------     --------     --------      --------
Total distributions                               --       (2.39)       (4.52)       (2.21)        (1.60)
                                            --------     --------     --------     --------      --------
Net asset value, end of period              $   5.58     $   6.20     $  10.47     $  15.95      $  13.95
                                            ========     ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per
  share                                  (10.00%)+++     (23.44%)     (10.99%)       34.80%        10.32%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                2.30%*        2.24%        2.07%        2.32%         2.44%
                                            ========     ========     ========     ========      ========
Expenses                                      2.30%*        2.24%        2.32%        2.41%         2.44%
                                            ========     ========     ========     ========      ========
Investment loss--net                        (1.16%)*      (1.00%)      (1.43%)       (.56%)       (1.10%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of period
  (in thousands)                            $  4,184     $  6,381     $ 12,853     $ 19,873      $ 24,148
                                            ========     ========     ========     ========      ========
Portfolio turnover                            83.83%      107.72%       68.45%      110.82%        35.59%
                                            ========     ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


May 31, 2002, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                     Class C
                                          For the Six
                                             Months
                                             Ended
Increase (Decrease) in                      May 31,           For the Year Ended November 30,
Net Asset Value:                              2002         2001          2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of
  period                                    $   6.10     $  10.37     $  15.86     $  13.88      $  14.28
                                            --------     --------     --------     --------      --------
Investment loss--net++                         (.03)        (.07)        (.19)        (.08)         (.16)
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net                   (.59)       (1.77)        (.76)         4.27          1.39
                                            --------     --------     --------     --------      --------
Total from investment operations               (.62)       (1.84)        (.95)         4.19          1.23
                                            --------     --------     --------     --------      --------
Less distributions:
  Realized gain on
     investments--net                             --       (2.43)       (4.54)       (2.21)        (1.63)
  In excess of realized gain on
     investments--net                             --       --++++           --           --            --
                                            --------     --------     --------     --------      --------
Total distributions                               --       (2.43)       (4.54)       (2.21)        (1.63)
                                            --------     --------     --------     --------      --------
Net asset value, end of period              $   5.48     $   6.10     $  10.37     $  15.86      $  13.88
                                            ========     ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per
  share                                  (10.16%)+++     (23.39%)     (11.01%)       34.84%        10.21%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                2.30%*        2.24%        2.09%        2.32%         2.46%
                                            ========     ========     ========     ========      ========
Expenses                                      2.30%*        2.24%        2.34%        2.41%         2.46%
                                            ========     ========     ========     ========      ========
Investment loss--net                        (1.12%)*      (1.03%)      (1.42%)       (.60%)       (1.08%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of period
  (in thousands)                            $    852     $  1,086     $  1,361     $  1,220      $  1,061
                                            ========     ========     ========     ========      ========
Portfolio turnover                            83.83%      107.72%       68.45%      110.82%        35.59%
                                            ========     ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


May 31, 2002, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS


MERCURY GLOBAL HOLDINGS, INC.

1. Significant Accounting Policies:
Mercury Global Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares, Class B Shares and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.



May 31, 2002, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



May 31, 2002, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



May 31, 2002, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                          Account
                      Maintenance Fee     Distribution Fee

Class A                   .25%                  --
Class B                   .25%                .75%
Class C                   .25%                .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund, paid out of fees in the immediate preceding paragraph. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



May 31, 2002, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


For the six months ended May 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                         FAMD           MLPF&S

Class I                  $  21          $ 450
Class A                  $  21          $ 350


For the six months ended May 31, 2002, MLPF&S received contingent deferred sales charges of $2,940 and $504 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of May 31, 2002, cash collateral of $253,159 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $588,841 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended May 31, 2002, QA Advisors received $182 in securities lending agent fees.

In addition, MLPF&S received $62,407 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

For the six months ended May 31, 2002, the Fund reimbursed FAM
$6,331 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2002 were $102,827,935 and $116,939,921, respectively.



May 31, 2002, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Net realized losses for the six months ended May 31, 2002, and net unrealized gains (losses) as of May 31, 2002 were as follows:


                                     Realized           Unrealized
                                      Losses          Gains (Losses)

Long-term investments              $(12,783,567)      $(13,717,370)
Short-term investments                     (402)                 --
Foreign currency transactions           (40,177)              8,673
                                   -------------      -------------
Total                              $(12,824,146)      $(13,708,697)
                                   =============      =============


As of May 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $13,717,370, of which $4,388,488 related to appreciated securities and $18,105,858 related to depreciated securities. The aggregate cost of investments at May 31, 2002 for Federal income tax purposes was $136,565,223.


4. Capital Share Transactions:
A net increase (decrease) in net assets derived from capital share transactions was $(14,203,902) and $16,957,116 for the six months ended May 31, 2002 and for the year ended November 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Six Months
Ended May 31, 2002                      Shares       Dollar Amount

Shares sold                            1,007,620     $    6,682,645
Shares redeemed                      (2,587,314)       (17,216,016)
                                  --------------     --------------
Net decrease                         (1,579,694)     $ (10,533,371)
                                  ==============     ==============



Class I Shares for the Year
Ended November 30, 2001                 Shares       Dollar Amount

Shares sold                            4,184,785     $   33,151,940
Shares issued to shareholders in
reinvestment of distributions          4,720,105         43,000,153
                                  --------------     --------------
Total issued                           8,904,890         76,152,093
Shares redeemed                      (8,320,347)       (63,054,313)
                                  --------------     --------------
Net increase                             584,543     $   13,097,780
                                  ==============     ==============



Class A Shares for the Six Months
Ended May 31, 2002                      Shares       Dollar Amount

Shares sold                            2,165,137     $   14,494,925
Automatic conversion of shares           157,142          1,039,746
                                  --------------     --------------
Total issued                           2,322,279         15,534,671
Shares redeemed                      (2,594,111)       (17,432,721)
                                  --------------     --------------
Net decrease                           (271,832)     $  (1,898,050)
                                  ==============     ==============



May 31, 2002, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Class A Shares for the Year
Ended November 30, 2001                 Shares       Dollar Amount

Shares sold                            9,223,813     $   66,386,092
Shares issued to shareholders in
reinvestment of distributions            219,313          1,973,816
Automatic conversion of shares           229,007          1,687,910
                                  --------------     --------------
Total issued                           9,672,133         70,047,818
Shares redeemed                      (9,054,354)       (65,673,259)
                                  --------------     --------------
Net increase                             617,779     $    4,374,559
                                  ==============     ==============



Class B Shares for the Six Months
Ended May 31, 2002                      Shares       Dollar Amount

Shares sold                              109,584     $      665,113
Automatic conversion of shares         (174,693)        (1,039,746)
Shares redeemed                        (213,057)        (1,271,377)
                                  --------------     --------------
Net decrease                           (278,166)     $  (1,646,010)
                                  ==============     ==============



Class B Shares for the Year
Ended November 30, 2001                 Shares       Dollar Amount

Shares sold                              184,024     $    1,374,266
Shares issued to shareholders in
reinvestment of distributions            295,997          2,418,295
Total issued                             480,021          3,792,561
                                  --------------     --------------
Automatic conversion of shares         (253,413)        (1,687,910)
Shares redeemed                        (425,404)        (3,103,224)
                                  --------------     --------------
Net decrease                           (198,796)     $    (998,573)
                                  ==============     ==============



Class C Shares for the Six Months
Ended May 31, 2002                      Shares       Dollar Amount

Shares sold                               14,865     $       87,913
Shares redeemed                         (37,489)          (214,384)
                                  --------------     --------------
Net decrease                            (22,624)     $    (126,471)
                                  ==============     ==============



Class C Shares for the Year
Ended November 30, 2001                 Shares       Dollar Amount

Shares sold                              244,793     $    1,828,770
Shares issued to shareholders in
reinvestment of distributions             37,733            303,003
                                  --------------     --------------
Total issued                             282,526          2,131,773
Shares redeemed                        (235,723)        (1,648,423)
                                  --------------     --------------
Net increase                              46,803     $      483,350
                                  ==============     ==============



May 31, 2002, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


5. Commitments:
At May 31, 2002, the Fund had entered into foreign exchange contracts under which it had agreed to sell foreign currency with an approximate value of $919,000.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended May 31, 2002.


7. Capital Loss Carryforward:
At November 30, 2001, the Fund had a net capital loss carryforward of approximately $31,708,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



May 31, 2002, Mercury Global Holdings, Inc.